UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Liquidity Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6931 Arlington Road Suite 200
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 4676868

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 23, 2023, Liquidity Services, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given. Five proposals were submitted to the stockholders of the Company (the “Stockholders”) at the Annual Meeting. The Stockholders voted in accordance with the recommendation of the Board of Directors on each of the five proposals. The final voting results are as follows:

Proposal 1: Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Phillip A. Clough	25,987,350	1,625,609	1,871,207
George H. Ellis	26,846,917	766,042	1,871,207
Jaime Mateus-Tique	26,066,161	1,546,798	1,871,207

Summary of Results: Each Director Nominee was duly elected to serve until the Annual Meeting of Stockholders in 2026 or until his, her or their successor has been duly elected and qualified, or until the earlier of his, her or their death, resignation or retirement.

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2023.

Votes For	29,178,968
Votes Against	297,357
Abstentions	7,841

Result of Vote: The Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2023.

Proposal 3: Approval of an Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company.

Votes For	25,603,383
Votes Against	1,948,707
Abstentions	60,869
Broker Non-Votes	1,871,207

Result of Vote: The Stockholders approved the amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company.

Proposal 4: Approval of an Advisory Resolution on Named Executive Officer Compensation.

Votes For	26,824,186
Votes Against	734,835
Abstentions	53,938
Broker Non-Votes	1,871,207

Result of Vote: The Stockholders approved the advisory resolution on named executive officer compensation.

Proposal 5:Recommendation on the Frequency of Future Advisory Votes on Named Executive Officer Compensation.

Every Year	19,371,300
Every Two Years	7,996
Every Three Years	8,202,160
Abstentions	31,503
Broker Non-Votes	1,871,207

Result of Vote: The Stockholders voted in favor of conducting future advisory votes on named executive officer compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 23, 2023	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary